LEHMAN BROTHERS

Residential Mortgage Finance

$100,000,000 (Approximate)
Lehman Home Equity Loan Trust 2004-3

Home Equity Loan Asset-Backed Certificates, Series 2004-3

Home Loan and Investment Bank, F.S.B.
Seller and Servicer

Lehman ABS Corporation
Depositor

Preliminary Collateral Characteristics*

Contacts

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519

Trading	Charles Spero	(212) 526-6870
	Ross Shapiro	(212) 526-6870

Residential Mortgage Finance	Matt Lewis	(212) 526-7447
	Christina Barretto	(212) 526-2185

Structuring	Dennis Tsyba	(212) 526-1102

* Collateral characteristics are listed below as of the Statistical Cut-Off Date of March 31, 2004.  The actual Cut-Off Date will be April 30, 2004 and approximately $9,431,000 of additional mortgage loans is expected to be delivered on or before the Closing Date.  The remaining approximately $20 million of mortgage loans will be pre-funded and delivered to the Trust within three months of the Closing Date.

Lehman Brothers	LABS 2004-3	789 records
Balance: 70,569,000

All records

Loan Count: 789
Total Balance: 70,568,999.68
Average Balance: 89,441.06
States Greater Than 5%: NY (25%), NJ (23%), RI (11%), MA (9%), TX (5%)
WA Coupon: 7.029
WA Margin: 5.66
WA Initial Periodic Cap: 2.40
WA Periodic Cap: 1.00
WA Maximum Rate: 13.25
WA Floor: 6.90
WA Origterm: 325.83
WA Remterm: 323.67
WA WALA: 2.67
WA CLTV: 69.707
WA Credit Score: 626
WA DTI: 40.81
First Liens: 84.89
Second Liens: 15.11
Product Type: 2/28 (83%), FIXED (9%), 3/27 (8%)

Product Type	Number of Mortgage Loans	Aggregate Principal Balance	%

2/28 ARM (Libor)	613	58,895,747.55	83.46
3/27 ARM (Libor)	73	5,630,914.68	7.98
Fixed Rate	103	6,042,337.45	8.56
Total:	789	70,568,999.68	100.00

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	%

0.01 - 50,000.00	325	10,497,045.52	14.87
50,000.01 - 100,000.00	219	15,546,379.77	22.03
100,000.01 - 150,000.00	106	13,229,736.81	18.75
150,000.01 - 200,000.00	65	11,363,038.09	16.10
200,000.01 - 250,000.00	39	8,611,366.35	12.20
250,000.01 - 300,000.00	22	6,009,420.04	8.52
300,000.01 - 350,000.00	7	2,250,111.66	3.19
350,000.01 - 400,000.00	2	713,118.18	1.01
450,000.01 - 500,000.00	1	461,859.57	0.65
500,000.01 - 550,000.00	1	525,000.00	0.74
600,000.01 - 650,000.00	1	636,923.69	0.90
700,000.01 - 750,000.00	1	725,000.00	1.03
Total:	789	70,568,999.68	100.00
Min.: 9,690.27
Max: 725,000.00
AVG: 89,441.06

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers	LABS 2004-3	789 records
Balance: 70,569,000

All records

Gross Coupon	Number of Mortgage Loans	Aggregate Principal Balance	%

5.001 - 5.500	52	6,463,087.41	9.16
5.501 - 6.000	108	12,999,219.22	18.42
6.001 - 6.500	95	11,555,618.66	16.37
6.501 - 7.000	120	11,578,363.95	16.41
7.001 - 7.500	70	6,875,725.18	9.74
7.501 - 8.000	105	8,101,041.61	11.48
8.001 - 8.500	74	4,257,618.13	6.03
8.501 - 9.000	57	3,502,252.69	4.96
9.001 - 9.500	49	3,149,803.40	4.46
9.501 - 10.000	21	891,976.22	1.26
10.001 - 10.500	17	541,180.07	0.77
10.501 - 11.000	9	283,023.51	0.40
11.001 - 11.500	4	128,713.73	0.18
11.501 - 12.000	2	44,463.21	0.06
12.001 - 12.500	4	165,443.61	0.23
12.501 - 13.000	1	14,911.16	0.02
13.001 - 13.500	1	16,557.92	0.02
Total:	789	70,568,999.68	100.00
Min.: 5.150
Max: 13.400
WA: 7.029

Original Terms to Maturity	Number of Mortgage Loans	Aggregate Principal Balance	%

60 - 180	157	6,644,365.05	9.42
181 - 240	165	9,187,204.27	13.02
241 - 300	3	272,307.22	0.39
301 - 360	464	54,465,123.14	77.18
Total:	789	70,568,999.68	100.00
Min.: 60.000
Max: 360.000
WA: 325.830

Remaining Term to Maturity	Number of Mortgage Loans	Aggregate Principal Balance	%

0 - 180	157	6,644,365.05	9.42
181 - 240	165	9,187,204.27	13.02
241 - 300	3	272,307.22	0.39
301 - 360	464	54,465,123.14	77.18
Total:	789	70,568,999.68	100.00
Min: 56.000
Max: 360.000
NZWA: 323.675

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers	LABS 2004-3	789 records
Balance: 70,569,000

All records

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance	%

0 - 499	8	1,101,132.06	1.56
500 - 519	5	282,583.91	0.40
520 - 539	10	764,182.21	1.08
540 - 559	59	4,602,898.48	6.52
560 - 579	86	6,673,270.14	9.46
580 - 599	108	10,774,221.36	15.27
600 - 619	118	11,156,740.54	15.81
620 - 639	118	9,519,055.91	13.49
640 - 659	100	8,422,110.12	11.93
660 - 679	74	7,186,533.69	10.18
680 - 699	39	4,091,071.83	5.80
700 - 719	33	3,351,406.65	4.75
720 >=	31	2,643,792.78	3.75
Total:	789	70,568,999.68	100.00
Nzmin.: 480
Max.: 810
NZWA.: 626
Loans with Fico scores less than 300 have been eliminated from the average.

Combined LTV	Number of Mortgage Loans	Aggregate Principal Balance	%

0.01 - 10.00	2	77,533.86	0.11
10.01 - 20.00	19	926,364.50	1.31
20.01 - 30.00	30	1,597,767.89	2.26
30.01 - 40.00	34	2,316,482.40	3.28
40.01 - 50.00	52	3,678,319.38	5.21
50.01 - 60.00	85	8,079,247.57	11.45
60.01 - 70.00	143	12,481,912.23	17.69
70.01 - 80.00	254	24,276,341.15	34.40
80.01 - 90.00	169	17,110,069.86	24.25
90.01 - 100.00	1	24,960.84	0.04
Total:	789	70,568,999.68	100.00
NZMin.: 8.240
Max: 94.360
NZWA: 69.707

Prepayment Penalty YRS	Number of Mortgage Loans	Aggregate Principal Balance	%

0	101	5,535,946.41	7.84
3	688	65,033,053.27	92.16
Total:	789	70,568,999.68	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers	LABS 2004-3	789 records
Balance: 70,569,000

All records

State	Number of Mortgage Loans	Aggregate Principal Balance	%

New York	141	17,762,677.62	25.17
New Jersey	171	16,475,680.56	23.35
Rhode Island	86	7,917,960.06	11.22
Massachusetts	61	6,142,802.29	8.70
Texas	62	3,563,794.01	5.05
Pennsylvania	59	3,374,484.92	4.78
Connecticut	39	2,945,599.04	4.17
Virginia	36	2,685,521.83	3.81
Maryland	26	1,935,869.69	2.74
New Hampshire	21	1,830,856.94	2.59
Michigan	25	1,639,059.56	2.32
Maine	23	1,277,404.45	1.81
Minnesota	6	692,004.50	0.98
Georgia	8	530,269.34	0.75
Ohio	7	457,697.07	0.65
Illinois	6	373,484.91	0.53
Colorado	1	210,578.83	0.30
Indiana	3	184,165.88	0.26
Nevada	2	167,000.00	0.24
California	1	130,000.00	0.18
Delaware	1	120,000.00	0.17
Florida	2	67,506.17	0.10
New Mexico	1	47,582.01	0.07
Oregon	1	37,000.00	0.05
Total:	789	70,568,999.68	100.00

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	%

Primary Home	759	67,215,927.36	95.25
Investment	30	3,353,072.32	4.75
Total:	789	70,568,999.68	100.00

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	%

Full	789	70,568,999.68	100.00
Total:	789	70,568,999.68	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers	LABS 2004-3	789 records
Balance: 70,569,000

All records

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	%

SF Detached	578	49,582,884.78	70.26
2-4 Family	95	11,829,073.27	16.76
SF Attached	50	3,227,048.57	4.57
PUD Attached	32	2,679,972.03	3.80
PUD Detached	23	2,071,418.96	2.94
5+ Family	2	314,083.52	0.45
Mixed Use	1	270,000.00	0.38
Manufactured Housing	4	261,772.46	0.37
Mobile Home	2	180,185.80	0.26
Townhouse	2	152,560.29	0.22
Total:	789	70,568,999.68	100.00

Margin	Number of Mortgage Loans	Aggregate Principal Balance	%

3.501 - 4.000	23	1,942,630.43	3.01
4.001 - 4.500	81	9,218,050.44	14.29
4.501 - 5.000	110	13,669,096.43	21.18
5.001 - 5.500	105	12,223,881.79	18.94
5.501 - 6.000	99	9,845,064.01	15.26
6.001 - 6.500	57	3,803,729.69	5.89
6.501 - 7.000	90	6,185,770.05	9.59
7.001 - 7.500	34	1,927,380.17	2.99
7.501 - 8.000	38	2,916,327.46	4.52
8.001 - 8.500	31	2,069,126.63	3.21
8.501 - 9.000	8	380,537.49	0.59
9.001 - 9.500	6	205,314.36	0.32
9.501 - 10.000	2	79,632.88	0.12
10.001 - 10.500	2	60,120.40	0.09
Total:	686	64,526,662.23	100.00
min: 3.900
max: 10.500
nzwa: 5.657
wa: 5.657

Initial Periodic Cap	Number of Mortgage Loans	Aggregate Principal Balance	%

2.000	398	38,648,431.28	59.90
3.000	288	25,878,230.95	40.10
Total:	686	64,526,662.23	100.00
min: 2.000
max: 3.000
nzwa: 2.401

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers	LABS 2004-3	789 records
Balance: 70,569,000

All records

Periodic Cap	Number of Mortgage Loans	Aggregate Principal Balance	%

1.000	686	64,526,662.23	100.00
Total:	686	64,526,662.23	100.00
min: 1.000
max: 1.000
nzwa: 1.000

Maximum Rate	Number of Mortgage Loans	Aggregate Principal Balance	%

11.001 - 11.500	52	6,463,087.41	10.02
11.501 - 12.000	108	12,843,036.77	19.90
12.001 - 12.500	78	8,583,526.82	13.30
12.501 - 13.000	80	5,599,309.88	8.68
13.001 - 13.500	21	1,020,890.93	1.58
13.501 - 14.000	19	1,304,983.12	2.02
14.001 - 14.500	23	3,440,524.30	5.33
14.501 - 15.000	53	7,033,097.23	10.90
15.001 - 15.500	50	5,496,062.54	8.52
15.501 - 16.000	70	5,436,132.21	8.42
16.001 - 16.500	55	3,117,864.52	4.83
16.501 - 17.000	27	1,347,510.85	2.09
17.001 - 17.500	30	2,071,102.47	3.21
17.501 - 18.000	10	424,465.54	0.66
18.001 - 18.500	5	170,544.29	0.26
18.501 - 19.000	3	114,402.95	0.18
19.001 - 19.500	2	60,120.40	0.09
Total:	686	64,526,662.23	100.00
Min: 11.150
Max: 19.500
nzwa: 13.704

Floor	Number of Mortgage Loans	Aggregate Principal Balance	%

5.001 - 5.500	52	6,463,087.41	10.02
5.501 - 6.000	107	12,795,036.77	19.83
6.001 - 6.500	93	11,358,301.93	17.60
6.501 - 7.000	118	11,449,554.45	17.74
7.001 - 7.500	59	5,733,665.37	8.89
7.501 - 8.000	86	6,597,805.48	10.22
8.001 - 8.500	62	3,519,281.73	5.45
8.501 - 9.000	43	2,809,779.99	4.35
9.001 - 9.500	42	2,854,390.57	4.42
9.501 - 10.000	13	567,775.39	0.88
10.001 - 10.500	6	203,459.79	0.32
10.501 - 11.000	3	114,402.95	0.18
11.001 - 11.500	2	60,120.40	0.09
Total:	686	64,526,662.23	100.00
min: 5.150
max: 11.500
nzwa: 6.904

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers	LABS 2004-3	789 records
Balance: 70,569,000

All records

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance	%

2005-12	32	3,458,638.33	5.36
2006-01	100	11,058,036.80	17.14
2006-02	89	7,755,600.92	12.02
2006-03	119	11,574,588.84	17.94
2006-04	170	15,725,892.25	24.37
2006-05	103	9,322,990.41	14.45
2006-12	8	851,401.27	1.32
2007-01	24	1,905,591.10	2.95
2007-02	10	763,129.22	1.18
2007-03	6	611,694.23	0.95
2007-04	19	1,108,865.86	1.72
2007-05	6	390,233.00	0.60
Total:	686	64,526,662.23	100.00

Index	Number of Mortgage Loans	Aggregate Principal Balance	%	WA Margin

6 Month Libor (Wall St)	686	64,526,662.23	100.00	5.657
Total:	686	64,526,662.23	100.00	5.657

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).